UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

Graphite Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40532	84-4867570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard
Suite 120
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 484-0886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GRPH	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on November 14, 2023, Graphite Bio, Inc., a Delaware corporation (“Graphite”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Graphite, Generate Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Graphite (“Merger Sub”), and Lenz Therapeutics, Inc., a Delaware corporation (“LENZ”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into LENZ (the “Merger”), with LENZ continuing as a wholly owned subsidiary of Graphite and the surviving corporation of the Merger.

The completion of the Merger is conditioned upon, among other things, the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the consummation of the Merger (the “HSR Waiting Period”). The HSR Waiting Period expired at 11:59 p.m., Eastern Time, on December 21, 2023. The completion of the Merger remains subject to the satisfaction or waiver of the remaining conditions to the Merger set forth in the Merger Agreement.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed merger by and between Graphite and LENZ; the combined company’s listing on Nasdaq after the closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of the closing of the Merger (the “Closing”); the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of a concurrent private financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at the Closing and cash runway of the combined company following the Merger and private financing; the future operations of the combined company, including commercialization activities, timing of launch, buildout of commercial infrastructure; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company, including expectations around market exclusivity and IP protection; the location of the combined company’s corporate headquarters; anticipated clinical drug development activities and related timelines, including the expected timing for announcement of data and other clinical results and potential submission of a New Drug Application for one or more product candidates; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Graphite, LENZ, the Merger or the concurrent private financing will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Graphite’s control. Graphite’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the Closing are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Graphite and LENZ to consummate the proposed Merger; (iii) risks related to Graphite’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Graphite stockholders and LENZ stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Graphite’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with LENZ’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) the risk that the private financing is not consummated upon the Closing; and (xv) the risk that Graphite stockholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Graphite’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, filed with the SEC, subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in other filings that Graphite makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Graphite expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Graphite or LENZ.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Graphite and LENZ and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, on December 6, 2023, Graphite filed with the SEC a registration statement on Form S-4 (the “Form S-4”), which has not yet been declared effective by the SEC and is subject to change, that contains a preliminary proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Graphite may file with the SEC and or send to Graphite’s shareholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF GRAPHITE ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRAPHITE, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Graphite with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Graphite with the SEC will also be available free of charge on Graphite’s website at www.graphitebio.com, or by contacting Graphite’s Investor Relations at investors@graphitebio.com.

Participants in the Solicitation

Graphite, LENZ, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Graphite’s shareholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Graphite is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 20, 2023 and amended on April 27, 2023, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, have been, or will be, included in the Form S-4, the Proxy Statement and other relevant materials filed, or to be filed, with the SEC. You may obtain free copies of this document as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graphite Bio, Inc.

Date: December 26, 2023	By:	/s/ Kim Drapkin
Kim Drapkin
Chief Executive Officer